UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23856

SKK Access Income Fund

(Exact name of registrant as specified in charter)

53 State Street, 23rd Floor

Boston, MA 02109

(Address of principal executive offices) (Zip code)

Richard Blair

Shepherd Kaplan Krochuk, LLC

c/o SKK Access Income Fund

53 State Street, 23rd Floor

Boston, MA 02109

(Name and address of agent for service)

With Copies To:

John F. Ramirez

Practus, LLP

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: (617) 896-1600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SKK Access Income Fund

Annual Report
June 30, 2024

SKK Access Income Fund

SKK Access Income Fund

Letter to Shareholders
June 30, 2024 (Unaudited)

Dear Shareholder,

Shepherd Kaplan Krochuk, LLC (“SKK”) is pleased to provide the annual financial statements for the SKK Access Income Fund (the “Fund”, “SAIF”) for the fiscal year ended June 30, 2024.

Over the fiscal year July 1, 2023 and June 30, 2024, SAIF returned +7.22%. This return compares favorably to the Fund’s liquid fixed income benchmark, Bloomberg US Aggregate Index, which returned +2.85% over the same period. Since inception, SAIF has delivered a net annualized total return of 6.93%.1 The Fund has been able to deliver excess returns over the benchmark while realizing significantly lower volatility of returns. We are pleased with the Fund’s ability to deliver strong risk-adjusted returns amid the current period of elevated interest rates, stubbornly high inflation, slowing economic growth, and ongoing geopolitical tensions.

The Fund’s performance has benefited from allocations to niche lending strategies across asset-backed and specialty finance strategies, including payables/receivables financing, trade finance, bridge lending, and government-related financing. With the exception of two relatively underweight positions and hedges, each of our underlying portfolio holdings contributed positively to return during the fiscal year.

Assets under management ended the fiscal year at $83mm. As we continue to build upon our success, we expect to onboard new investors and grow our asset base with new partners over time.

We believe our primary focus on short duration, high-quality, self-liquidating credit strategies will result in long-term positive uncorrelated returns over the market cycle. As banks and traditional lenders have retrenched from capital markets, we continue to see compelling opportunities both in terms of credit quality and higher expected returns specifically in sectors that traditional lenders are not able or willing to access. While the macro environment continues to present uncertainty, we believe the Fund is well-insulated from volatility associated with traditional equity and fixed income markets.

We are thankful for your continued support and confidence in our investment program.

Sincerely,

Richard Blair, Portfolio Manager/President

David Shepherd, Portfolio Manager

John Bosco, Treasurer/CFO

[1]

Performance is representative of SAIF, a registered investment company under the ’40 Act as of March 14th, 2023, as well as the limited partnership predecessor vehicle. For periods where the performance of the LP is shown, the management fee and estimated fund expenses of the registered investment company have been retroactively applied. Investor level performance may vary from what is shown as a result of the period in which an investor entered the Fund, the management fee paid by an individual investor, or both.

SKK Access Income Fund

Fund Performance (Unaudited)

For the fiscal period ended June 30, 2024

The Fund’s investment objective is to seek to provide current income and, secondarily, long-term capital appreciation.

The Fund’s performance* for the year ended June 30, 2024, compared to its benchmark:

	One Year	Since Inception
SKK Access Income Fund	7.22%	9.96%
Bloomberg U.S. Aggregate Index**	2.85%	2.42%

*

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

**

The Bloomberg U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The index cannot be invested in directly and does not reflect fees and expenses.

SKK Access Income Fund

Schedule of Investments

June 30, 2024

Principal Amount ($)	Security Description	Coupon Rate (%)		Fair Value
	PRIVATE FINANCING - 9.0%
	SPECIALTY FINANCE - 9.0%
11,205,184 AUD	Oceana Australian Fixed Income Trust, Class B Notes - 9/27/2028 (a)(b)	12.25		$7,483,383
	TOTAL PRIVATE FINANCING - (Cost $7,514,276)			7,483,383
Units
	PRIVATE FUNDS - 94.5%
	SPECIALTY FINANCE - 94.5%
5,109,339	BasePoint Income Solutions Evergreen Fund, L.P. (a)			5,425,580
1,894,972	Brevet Direct Lending - Short Duration Fund, L.P. (a)			1,987,854
2,061,021	Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class) (a)(c)			2,462,300
2,143,389	Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class) (a)(c)			1,989,133
8,385,888	CoVenture Credit Opportunities Partners Fund, L.P. (a)			8,481,357
7,180,240	Delgatto Diamond Finance Fund QP, L.P. (a)			6,916,228
2,500,000	Evolution Credit Partners Trade Finance, L.P. (a)			2,603,431
2,100,983	Orthogon Partners III, L.P. (a)(c)			1,719,278
11,477,013	SKK-Highmore Trade and Specialty Finance Fund, L.P. (a)(c)			11,866,496
3,000,000	Sound Point Discovery Fund (a)(c)			3,302,491
11,775,636	SP Credit Fund, LP - Series C-AIF (a)(c)			12,008,590
13,000,000	Sundance Debt Partners, LLC (a)			13,000,000
3,244,876	VICOF II Feeder, L.P. (a)(c)			4,056,095
2,416,130	YieldPoint Stable Value Fund, L.P. - Founders Series B Interests (a)			2,386,128
132,118	YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5 (a)(c)			132,118
	TOTAL PRIVATE FUNDS - (Cost $76,421,605)			78,337,079
Shares
	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUNDS - 0.9%
784,998	Federated Hermes Treasury Obligations Fund, Institutional Class	5.17	(d)	784,998
	TOTAL SHORT-TERM INVESTMENTS - (Cost $784,998)			784,998

	TOTAL INVESTMENTS - 104.4% - (Cost $84,720,879)			86,605,460
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4%)			(3,672,975)
	NET ASSETS - 100.0%			$82,932,485

AUD - Australian Dollar

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2024, the total market value of 144A securities is $85,820,462 or 103.5% of net assets.

(b)	Value was determined using significant unobservable inputs.
(c)	Non-income producing Security.
(d)	Rate disclosed is the seven day effective yield as of June 30, 2024.

SKK Access Income Fund

SCHEDULE OF INVESTMENTS
June 30, 2024 (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
BasePoint Income Solutions Evergreen Fund, L.P.	3/14/2023	$5,109,339
Brevet Direct Lending - Short Duration Fund, L.P.	3/14/2023	1,894,972
Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class)	3/14/2023	2,061,021
Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class)	3/14/2023	2,143,389
CoVenture Credit Opportunities Partners Fund, L.P.	3/14/2023	8,385,888
Delgatto Diamond Finance Fund QP, L.P.	3/14/2023	7,180,240
Evolution Credit Partners Trade Finance, L.P.	1/1/2024	2,500,000
Orthogon Partners III, L.P.	5/1/2023	2,100,983
SKK-Highmore Trade and Specialty Finance Fund, L.P.	3/14/2023	11,477,013
Sound Point Discovery Fund	4/3/2023	3,000,000
SP Credit Fund, LP - Series C-AIF	2/14/2024	11,775,636
Sundance Debt Partners, LLC	3/14/2023	13,000,000
VICOF II Feeder, L.P.	6/18/2024	3,244,876
YieldPoint Stable Value Fund, L.P. - Founders Series B Interests	3/14/2023	2,416,130
YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5	6/1/2024	132,118
		$76,421,605

See accompanying notes to financial statements.

SKK Access Income Fund

Schedule of Open Futures Contracts

June 30, 2024

	Number of Contracts	Expiration Date	Notional Amount	Value & Unrealized Appreciation/ (Depreciation)
SALE CONTRACTS
Australian Dollar Futures - September 2024 (a)	(118)	9/18/2024	$(7,790,950)	$(94,990)
TOTAL SALES CONTRACTS			$(7,790,950)	$(94,990)

TOTAL FUTURES CONTRACTS			$(7,790,950)	$(94,990)

(a)

Chicago Mercantile Exchange (‘’CME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s Statements of Assets and Liabilities.

See accompanying notes to financial statements.

SKK Access Income Fund

Statement of Assets and Liabilities

June 30, 2024

Assets
Investments, at fair value (cost $84,720,879)	$86,605,460
Cash and cash equivalents	5,004
Cash held by broker for futures contracts	651,197
Receivables:
Receivables for investments sold	88,456
Dividends receivable	303,373
Interest receivable	92,968
Prepaid and other assets	16,682
Total Assets	87,763,140

Liabilities
Unrealized depreciation on open futures contracts	94,990
Payables:
Fund shares redeemed	4,364,572
Investment Advisory fees	258,377
Accounting and administration fees payable	82,084
Audit fees	17,750
Trustees’ fees and expenses	5,500
Other accrued expenses	7,382
Total Liabilities	4,830,655

Net Assets	$82,932,485

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$83,116,569
Total distributable earnings	(184,084)
Net Assets	$82,932,485

Number of Shares Outstanding (unlimited number of shares authorized)	8,376,451

Net asset value per Share	$9.90

See accompanying notes to financial statements.

SKK Access Income Fund

Statement of Operations

For the Year Ended June 30, 2024

Income
Dividends	$3,372,521
Interest	814,338
Miscellaneous income	304,532
Total Income	4,491,391

Expenses
Investment Advisory fees	526,596
Fund accounting and administration fees	351,125
Miscellaneous Fees	89,521
Legal Expense	74,125
Chief Compliance Officer fees	27,324
Trustees’ fees and expenses	20,500
Audit Fees	17,750
Organizational costs (see Note 2)	23,445
Transfer agency fees and expenses	15,482
Custody fees	10,892
Total Expenses	1,156,760

Net Expenses	1,156,760
Net Investment Income	3,334,631

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,266,461
Futures contracts	217,671
Net realized gain	1,484,132
Net change in unrealized appreciation (depreciation) on:
Investments	1,340,869
Futures contracts	(244,903)
Net unrealized appreciation (depreciation)	1,095,966

Net Realized and Unrealized Gain	2,580,098

Net Increase in Net Assets from Operations	$5,914,729

See accompanying notes to financial statements.

SKK Access Income Fund

Statements of Changes in Net Assets

	For the Year Ended June 30, 2024	For the Period Ended June 30, 2023(1)
Operations
Net investment income (Loss)	$3,334,631	$1,738,975
Net realized gain (loss) on investments and futures contracts	1,484,132	(228,081)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,095,966	693,625
Net Increase (Decrease) in Net Assets from Operations	5,914,729	2,204,519

Distributions to shareholders
From distributable earnings	(6,792,438)	(1,738,975)
From return of capital	—	(321,025)
Net Change in Net Assets from distributions to Investors	(6,792,438)	(2,060,000)

Capital Share Transactions (see Note 8)
Shares issued	23,044,693	87,443,147
Reinvested distributions	1,699,613	514,796
Shares repurchased	(9,442,235)	(19,594,339)
Net Change in Net Assets from Capital Transactions	15,302,071	68,363,604

Total Increase (Decrease)	14,424,362	68,508,123

Net Assets
Beginning of year/period	68,508,123	—
End of year/period	$82,932,485	$68,508,123

Share Activity
Shares sold	2,323,914	8,744,314
Shares reinvested	172,009	51,173
Shares repurchased	(959,436)	(1,955,523)
Net increase in shares	1,536,487	6,839,964

Shares outstanding
Beginning of year/period	6,839,964	—
End of year/period	8,376,451	6,839,964

(1)	The Fund commenced operations on March 14, 2023.

SKK Access Income Fund

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended June 30, 2024	For the Period March 14, 2023* through June 30, 2023
Net Asset Value, Beginning of Period	$10.02	$10.00
Income from investment operations:
Net investment gain (loss) (1)	0.42	0.20
Net realized and unrealized gain (loss) on investments	0.27	0.06
Total from investment operations:	0.69	0.26

Less Distributions to Investors from:
Net investment income	(0.81)	(0.20)
Return of capital	—	(0.04)
Total Distribution	(0.81)	(0.24)

Net Asset Value, End of Period	$9.90	$10.02

Total Return	7.22%	8.70	%(2)

Net assets, end of period (in thousands)	$82,932	$68,508

Net investment gain (loss) to average net assets (4)	4.26%	6.61	%(3)
Ratio of net expenses to average net assets (4)	1.48%	1.41	%(3)
Portfolio turnover rate	25.30%	5.69	%(2)

*	Commencement of Operations
(1)	Based on average shares outstanding for the period.
(2)	Not annualized.
(3)	Annualized.
(4)	These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Schedule of Investments.

See accompanying notes to financial statements.

SKK Access Income Fund

Notes to Financial Statements

June 30, 2024

(1)	Organization

SKK Access Income Fund (the “Fund”) was organized as a Delaware limited partnership on October 20, 2020 and converted to a Delaware statutory trust on March 14, 2023. The Fund operates as a non-diversified, closed-end management investment company that offers its shares to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act and analogous exemptions under state securities laws. Shepherd Kaplan Krochuk, LLC (“SKK”) serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Declaration of Trust (the “Declaration of Trust”) authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest of the Fund (“Shares”), each of which represents an equal proportionate interest in the Fund with each other Share. Currently, the Fund offers one class of Shares. The Declaration of Trust provides that the Board may create additional classes of Shares. The primary investment objective of the Fund is to seek to provide current income and, secondarily, long-term capital appreciation. The investment objective of the Fund is non- fundamental and, therefore, may be changed without the approval of the shareholders of the Fund (the “Shareholders”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

(a)	Portfolio Valuation

The Board of Trustees (the “Board”) of the Fund has adopted pricing and valuation procedures (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act, and pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform the fair valuation determinations for investments held by the Fund. In performing these determinations, the Valuation Designee utilizes a Valuation Committee comprised of individuals assigned by the Adviser. The Valuation Designee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In addition, the Fund may engage an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available.

In accordance with Rule 2a-5 promulgated under the ’40 Act, the Board has appointed the Adviser as the Fund’s Valuation designee (the “Valuation Designee”) and has assigned to the Adviser general responsibility for determining the value of the Fund’s underlying investments. In that role, the Adviser has established a committee (the “Valuation Committee”) that oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser. Underlying private investments are valued based on the Valuation Designee’s assessment and valuation determination of the underlying private investments. For these private investments, the Valuation Designee may use practical expedient or determine fair value under ASC 820 hierarchy determine its own proprietary valuation (level 3). See Note 4 below for more information on valuation and ASC 820.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Public Investments are generally valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

traded instruments utilizing a range of market-based inputs and assumptions, including market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. Debt instruments are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations. Short-term debt securities, which have a maturity date of 60 days or less, and of sufficient credit quality, are valued at amortized cost.

In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

(b)	Investment Transactions

Investment transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses are calculated on a specific identified cost basis.

(c)	Income Recognition

The Fund recognizes income from underlying private investments based upon distributions from such investments. Distributions reflect underlying investment income recognized as earned. The Fund recognizes income on the accrual methodology for public investments. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date.

(d)	Foreign Currency Translation

The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each NAV period. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(e)	Organization Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. The Fund incurred Organization costs of $31,800 associated with commencing operations. These costs are amortized over the Fund’s first twelve months of operations.

(f)	Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund will file tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

At June 30, 2024, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$87,258,304

Gross unrealized appreciation	2,360,060
Gross unrealized depreciation	(3,012,904)
Net unrealized appreciation (depreciation) on investments	$(652,844)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$563,750
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation (depreciation) on investments	(652,844)
Unrealized appreciation (depreciation) on futures	(94,990)
Total distributable earnings	$(184,084)

(g)	Distribution of Income and Gains

Income distributions and capital gain distributions are determined in accordance with the Fund’s distribution policies and income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP. If the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify Shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Final determination of a distribution’s tax character will be provided to Shareholders when such information is available. Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

The tax character of distributions paid during the fiscal years ended June 30, 2024 and June 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$6,792,438	$1,738,975
Return of Capital	—	321,025
Total distributions paid	$6,792,438	$2,060,000

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$(228,081)	$228,081

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), participation in the DRIP is not automatic. Shareholders must affirmatively elect on a Subscription Agreement to participate in the DRIP. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional shares.

(h)	Repurchase Offers

The Fund, from time to time, may provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders (“Repurchase Offers”). Repurchase Offers will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the Repurchase Offer, which will precede the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date.

The Adviser will recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from Shareholders generally on a semi-annual basis. The Adviser expects that, generally, it will recommend to the Board that each semi-annual Repurchase Offer should apply to no more than 5% of the net assets of the Fund, although the Adviser may recommend that a greater or lesser amount be repurchased at their discretion. The Adviser also may recommend that the Board approve repurchases of Fund Shares more frequently than semi-annually.

The results of the repurchase offers conducted for the year ended June 30, 2024 are as follows:

Commencement Date	Repurchase Request Deadline	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased
October 5, 2023	November 2, 2023	$9.77	517,271	$5,053,738
March 4, 2024	April 2, 2024	$9.90	440,866	$4,364,572

(i)	Purchase Offers

The Fund may accept direct orders for initial and additional purchase of shares. Good order purchases are effective as of the first business day of each calendar quarter.

(j)	Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, management expects the risk of loss to be remote.

(3)	Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee (the “Management Fee”) at the annual rate of 0.65% of the average daily Managed Assets of the Fund. “Managed Assets” includes the value of all securities, loans and the amount of any leverage (portfolio or structural) the Fund may have, minus operating expenses of the Fund. During the year ended June 30, 2024, the Fund incurred a Management Fee of $526,596.

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

UMB Fund Services, LLC (or its designee) (“Fund Administrator”) serves as the Fund’s administrator, fund accountant, and transfer agent and performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays Fund Administrator a fee based on the average net assets of the Fund (subject to certain minimums) and will reimburse the Fund Administrator for out-of-pocket expenses.

Fifth Third Bank, National Association, serves as the Fund’s custodian.

CCO Technology, LLC d/b/a Joot (“Joot”) provides compliance consulting services, including an external Chief Compliance Officer role. Under a compliance consulting agreement, Joot is paid a fixed monthly fee for its services.

(4)	Fair Value of Investments

Investments may be carried at fair value, to the extent necessary. The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical investments

●

Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

●

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available given the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Valuation Procedures provide that the Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

The actual returns realized by a Private Markets Investment Fund on the disposition of its investments, and thus the returns realized by the Fund on its investment in such Private Markets Investment Fund, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Private Markets Investment Fund manager’s valuations are based. The Adviser and the Fund have no oversight or control over the implementation of a Private Markets Investment Fund manager’s valuation process.

In reviewing the valuations provided by Private Markets Investment Fund managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Private Markets Investment Fund manager does not represent the fair value of a particular Private Markets Investment Fund or direct private equity.

In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Private Markets Investment Fund manager, or whether to adjust such value to reflect a premium or discount to such NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at fair value:

Security Classification (a)	Level 1	Level 2	Level 3	Investments Valued at NAV(c)	Total
Assets
Investments
Private Financing	$—	$—	$7,483,383	$—	$7,483,383
Private Funds	—	—	—	78,337,079	78,337,079
Short-Term Investments (b)	784,998	—	—	—	784,998
Total Investments	$784,998	$—	$7,483,383	$78,337,079	$86,605,460

Liabilities	Level 1	Level 2	Level 3	Investments Valued at NAV(c)	Total
Other Financial Instruments(d)
Futures Contracts	$94,990	$—	$—	$—	$94,990

(a)	As of the year ended June 30, 2024, the Fund held one security that was considered to be a “Level 3” security (those valued using significant unobservable inputs).
(b)	All money market funds held in the Fund are Level 1 securities. For a detailed break-out of security by industry, please refer to the Schedule of Investments.
(c)	The Fund’s investments in underlying funds are measured using NAV as a practical expedient and not categorized within the fair value hierarchy.
(d)	Other financial instruments are derivative instruments, such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Private Financing		Private Funds	Total
Balance as of July 1, 2023	$6,946,522		$5,100,983	$12,047,505
Purchases	7,514,276	(b)	—	7,514,276
Sales	(6,637,971)		—	(6,637,971)
Realized gain (loss)	(376,305	)(b)	—	(376,305)
Change in unrealized appreciation (depreciation)	36,861	(a)	(79,214)	(42,353)
Transfers in	—		—	—
Transfers out	—		(5,021,769)	(5,021,769)
Balance as of June 30, 2024	$7,483,383		$—	$7,483,383

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

(a)	Securities are valued at cost. Unrealized appreciation (depreciation) is based on fx gain (loss) on currency translation.
(b)

Oceana Australian Fixed Income Trust Class A Notes converted to Oceana Australian Fixed Income Trust Class B Notes on September 27, 2023. The Fund additionally purchased another $500,000 in principal of Oceana Australian Fixed Income Trust Class B notes on the same day.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2024:

Investments	Fair Value	Valuation Technique(s)	Unobservable Inputs	Range of Input
Private Financing	7,483,383	Cost	Net Asset Value per Share	AU$1.00

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock- up Period	Fund Term
BasePoint Income Solutions Evergreen Fund, L.P. (a)	Private Funds	$5,109,339	$5,425,580	$—	Quarterly	Withdrawals are permitted quarterly, subject to a 2-year lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (a)	Private Funds	1,894,972	1,987,854	—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (D.2 Class) (a)(c)	Private Funds	2,061,021	2,462,300	—	Semi-Annual	Withdrawals are permitted semi-annually, subject to a 2-year lockup period. Withdrawal notification is 90 days	Indefinite
Brevet Direct Lending - Short Duration Fund, L.P. (K.1 Class) (a)(c)	Private Funds	2,143,389	1,989,133	—	None	None	Indefinite
CoVenture Credit Opportunities Partners Fund, L.P. (a)	Private Funds	8,385,888	8,481,357	—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period. Withdrawal notification is 90 days	Indefinite
Delgatto Diamond Finance Fund QP, L.P. (a)	Private Funds	7,180,240	6,916,228	—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year lockup period. Withdrawal notification is 90 days	Indefinite
Evolution Credit Partners Trade Finance, L.P. (a)	Private Funds	2,500,000	2,603,431	—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year lockup period. Withdrawal notification is 90 days	Indefinite
Orthogon Partners III, L.P. (a)(c)	Private Funds	2,100,983	1,719,278	970,059	None	None	7 years following the initial close with subject to two one-year extensions

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock- up Period	Fund Term
SKK-Highmore Trade and Specialty Finance Fund, L.P. (a)(c)	Private Funds	$11,477,013	$11,866,496	$—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year lockup period. Withdrawal notification is 180 days	Indefinite
Sound Point Discovery Fund (a)(c)	Private Funds	3,000,000	3,302,491	—	Quarterly	No lock-up. Withdrawals are permitted quarterly with 60 days’ notice	Indefinite
SP Credit Fund, LP - Series C-AIF (a)(c)	Private Funds	11,775,636	12,008,590	—	Annually	Withdrawals are permitted annually, subject to a 2-year lock up period with a 33.33% investor level gate applied.	Indefinite
Sundance Debt Partners, LLC (a)	Private Funds	13,000,000	13,000,000	—	Quarterly	Withdrawals are permitted quarterly, subject to a 2-year lockup period. Withdrawals are processed via tender process.	Indefinite
VICOF II Feeder, L.P. (a)(c)	Private Funds	3,244,876	4,056,095	1,775,655	None	None	8 years following the final close with subject to two one-year extensions
YieldPoint Stable Value Fund, L.P. - Founders Series B Interests (a)	Private Funds	2,416,130	2,386,128	—	Quarterly	No lock-up. Withdrawals are permitted quarterly with 45 days’ notice	Indefinite
YieldPoint Stable Value Fund, L.P. - SP-1 Series B1.5 (a)(c)	Private Funds	132,118	132,118	—	None	None	Indefinite
Total		$76,421,605	$78,337,079	$2,745,714

(5)	Derivative Transactions

The Fund may buy or sell futures to increase exposure to the market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in futures in this way to achieve a desired portfolio exposure. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker) and are recorded within Deposit with Brokers on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a monthly basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the fund’s Statement of Operations.

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of June 30, 2024, for the Fund was as follows:

		Fair Value
Type of Derivative	Commodity Risk	Asset Derivatives	Liability Derivatives	Average Quarterly Notional Value During the Year Ended June 30, 2024 (a)
Future Contracts	Unrealized appreciation/depreciation of open future contracts	$—	$94,990	$7,833,864

(a)	The Fund considers the average quarterly notional amounts during the year, categorized by primary underlying risk, to be representative of its derivate activities for the year ended June 30, 2024.

For the year ended June 30, 2024, financial derivative instruments had the following effect on the Statement of Operations for the Fund:

Type of Derivative	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Future Contracts	$217,671	$(244,903)
Total	$217,671	$(244,903)

(6)	Investment Transactions and Associated Risks

For the year ended June 30, 2024, purchases and sales of investments, excluding short-term investments and futures contracts, were $24,790,102 and $20,120,234, respectively.

Associated Risks - The Fund’s investments expose it to various risks. For further information on the Fund’s risks, please refer to the Fund’s prospectus and statement of additional information.

(7)	Risks and Uncertainties

Investment in the Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year.

Investor Eligibility and Restrictions on Transferability and Resale - Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and analogous exemptions under state securities laws. Investment in the Fund may be made only by entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described in the Fund’s prospectus. Shares will not be listed on a public exchange. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Market Disruption and Geopolitical Events - Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics, or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

SKK Access Income Fund

Notes to Financial Statements
June 30, 2024 (Continued)

(8)	Subsequent Events

The Fund noted no subsequent events that require disclosure in or adjustment to the Financial Statements.

SKK Access Income Fund

Report of Independent Registered Public Accounting Firm

Board of Trustees of
SKK Access Income Fund
Conshohocken, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SKK Access Income Fund (the “Fund”), including the schedule of investments, as of June 30, 2024, the related statement of operations for the year ended June 30, 2024, the statement of changes in net assets and the financial highlights for the year ended June 30, 2024 and for the period March 14, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations, the change in its net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian, issuers of the private investments and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2024

SKK Access Income Fund

Supplemental Information (Unaudited)

June 30, 2024

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 711- 9164 and on the SEC website www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling (800) 711- 9164, on the SEC’s website www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N- PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISER

Shepherd Kaplan Krochuk, LLC
53 State Street, 23rd Floor
Boston, MA 02109

LEGAL COUNSEL

Practus, LLP
11300 Tomahawk Creek Pkwy, Ste 310
Leawood, KS 66211

ADMINISTRATOR, ACCOUNTANT, AND TRANSFER AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

CUSTODIAN

Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, OH 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

SKK Access Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2024

Set forth below are the names, years of birth, position with the Fund and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. There is no stated term of office for the Trustees and officers of the Fund. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, SKK Access Income Fund, 53 State Street, 23rd Floor, Boston, MA 02109.

Interested Trustees

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Richard Blair (1988)	Chairman of the Board; Indefinite; Since 2024	Senior Vice President of the Adviser (2018 to present).	None

Independent Trustees

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Thomas Mann (1950)	Trustee: Indefinite; Since Inception	Private Investor (2018 to Present)

US Bank Total Fund Solution Series Trust Independent Trustee (2021 to present); Hatteras Closed End Funds Independent Director (2002 to present); Trust for Advisor Solutions (mutual fund) Independent Director (2016 to 2019)

Gregory Sellers (1959)	Trustee: Indefinite; Since Inception	Chief Financial Officer, Chief Operating Officer, Tandem Senior Living Advisors, Inc., a sales marketing firm in the senior housing industry (2015 to present).	Hatteras Closed End Funds Independent Director (2002 to present); Trust for Advisor Solutions (mutual fund) Independent Director (2016 to 2019)

Officers

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years
Richard Blair (1988)	President and Chief Executive Officer; Since 2024	Senior Vice President of the Adviser (2018 to present).
John Bosco (1992)	Chief Financial Officer and Treasurer; Since 2024	Senior Vice President of the Adviser (2021 to present). Investment Manager/Analyst of Lake Street Advisors (2017-2021).
Danielle Kulp (1981)	Secretary; Since Inception

Director of Legal Administration, Fintech Law, LLC (3/2023 – Present), Senior Consultant, Fund Governance Solutions, The Northern Trust Company (2/2022 - 3/2023); Paralegal, Strauss Troy Co., LPA (11/2020 - 2/2022); Paralegal, Practus, LLP (05/2019 - 11/2020); Self-employed Compliance Consultant (10/2018 - 05/2019); Director, Fund Governance Services, Foreside Financial Group (11/2016 - 10/2018).

Jessica Roeper (1981)	Chief Compliance Officer; Indefinite; Since Inception	Senior Compliance Officer, Joot, a compliance service provider (2021 to present).

Please note that additional information about the trustees is included in the Statement of Additional Information.

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(b)	Not applicable

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant,

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted Registrant’ website.

(f)	A copy of the code of ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mr. Sellers is audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Sellers is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended June 30, 2024. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended June 30, 2024 and fiscal period ended June 30, 2023.

Fee Category	2024 Fees	2023 Fees
(a) Audit Fee	$17,000	$9,000
(b) Audit-Related Fees	-	-
(c) Tax Fees	3,000	3,000
(d) All Other Fees	-	-
Total Fees	$20,000	$12,000

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP for the year ended June 30, 2024 and fiscal period ended June 30, 2024, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2024	Fiscal Period Ended 6/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not Applicable

(j) Not Applicable

Non-Audit Related Fees	FYE 6/30/2024	Fiscal Period Ended 6/30/2023
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Investments in securities in unaffiliated issuers are included as part of the financial statements filed under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others are included as part of the report to shareholders filed under Item 1 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund is required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30, 2024, no later than August 31 of each year. The Fund did not vote any proxies during the period July 1, 2023 through June 30, 2024.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The Fund is managed by the Adviser’s investment committee (the “Investment Committee”) which is primarily responsible for their day-to-day management. The Investment Committee is comprised of David Shepherd and Richard Blair, who have ultimate responsibility for the Fund’s investment system and how it operates and who are, therefore, primarily responsible for the management of the Fund’s portfolio. The following information describes other accounts they manage, the dollar range of Fund Shares they own, and how they are compensated.

Compensation. Compensation for Messrs. Shepherd and Blair comprises a base salary with bonuses. The base salary is consistent with industry standards for each individual’s level and is adjusted based on merit. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Other Accounts. In addition to the Fund, Messrs. Shepherd and Blair may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). The information below is provided as of December 31, 2023, and excludes accounts where they have advisory but not discretionary authority.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Shepherd	0	$0	12	$487.5	135	$756.1
Richard Blair	0	$0	1	$27.9	0	$0

Performance-Based Advisory Fees. Out of the accounts listed in the above table, David Shepherd advises 11 pooled investment vehicles representing $461.8 million, and Richard Blair advises one pooled investment vehicle representing $27.9 million that charge performance-based advisory fee.

Conflicts of Interests. Adviser-advised accounts may have overlapping investment objectives and strategies with the Fund and will invest in private markets investments similar to those targeted by the Fund. In addition, certain Adviser employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the Fund. The Adviser uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. The Adviser has designed the allocation process and policy to be clear and objective with the intent of limiting subjective judgment. The policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the Fund and Other Accounts, the Adviser will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio, (3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) transaction sourcing or an investor’s relationship with a GP, (5) the amount of capital available for investment by a client, (6) a clients’ liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the Fund, participating in all investment opportunities that fall within its investment objectives. In fact, until the Fund has obtained co-investment exemptive relief, only those investment opportunities that are not determined to be appropriate for Other Accounts will be made available to the Fund.

David Shepherd

Founder, Managing Member

Mr. Shepherd is an owner and a member of the Management Board of Shepherd Kaplan Krochuk. He has the primary responsibility for the Institutional Advisory Practice. He oversees the Wealth Management investment research and fiduciary consulting resources, and heads the proprietary systems development strategy alongside the Adviser’s in-house technology team. Mr. Shepherd co-chairs the Adviser’s Investment Committee and works closely with the Research Committee. Mr. Shepherd has more than 25 years of experience in investment research, product development and consulting to the pension, endowment, foundation and family office marketplace. He advises the Investment Committees of numerous corporations on investment policy design, monitoring regimens and fiduciary compliance. Mr. Shepherd is on the boards of Etiometry Inc., Cristcot LLC, and the Make-A-Wish Foundation. He holds a degree in Economics and Finance from Boston University.

Richard Blair, CFA®, CAIA®

Senior Vice President, Research

Richard Blair is Senior Vice President of Research for the Adviser, with primary responsibility for developing investment strategy and alternative investment research. He conducts research on capital markets, securities analysis, macroeconomics, investment strategies and portfolio construction for institutional, endowment & foundation, and high-net-worth clients. Mr. Blair leads qualitative and quantitative due diligence of alternative investment managers and strategies. Mr. Blair is a member of the Firm’s Research Committee and assists the Firm’s Investment Committee. Prior to joining the Adviser, Mr. Blair contributed to asset allocation, portfolio construction, and manager selection for the Amherst College Investment Office. He is a graduate of the University of Delaware, a CFA charterholder, and a CAIA charterholder.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Vote of security holders is included under item 1.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SKK Access Income Fund

By:	/s/ Richard Blair
Richard Blair
President

Date: September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard Blair
Richard Blair
President (Principal Executive Officer)

Date: September 6, 2024

By:	/s/ John Bosco
John Bosco
Treasurer (Principal Financial Officer)

Date: September 6, 2024